UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2008

PANTHEON CHINA ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52275	20-4665079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 10-64 #9 Jianguomenwai Avenue Chaoyang District, Beijing, China	100600
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-10-85322720

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

Pantheon China Acquisition Corp. (“Pantheon”) and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Pantheon’s stockholders to be held to approve the proposed acquisition discussed in Item 1.01 below. Each of Pantheon’s officers and directors has no rights to any liquidation distribution Pantheon makes with respect to the common stock sold in its initial public offering (“IPO”). Therefore, their equity holding will be worthless if Pantheon does not acquire a target business within two years of the IPO as required by Pantheon’s Certificate of Incorporation, unless an extension to such time is approved by its stockholders. Stockholders of Pantheon and other interested persons are advised to read Pantheon’s preliminary proxy statement and definitive proxy statement, when available, in connection with Pantheon’s solicitation of proxies for the special meeting because these proxy statements will contain important information.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement without charge from Pantheon. The preliminary proxy statement and definitive proxy statement, once available may also be obtained without charge at the U.S. Securities and Exchange Commission’s internet site at www.sec.gov.

This Current Report on Form 8-K, including the exhibits contained herein, contains forward-looking statements that involve substantial risks and uncertainties. Other than statements of historical facts, all statements included in this report regarding China Cord Blood Services Corporation’s (“Target,” and together with its subsidiaries and affiliates, “CCBS”) or Pantheon’s (together with CCBS, the “business combination parties”) strategy, future operations, future financial position, prospects, plans and objectives of management, as well as statements, other than statements of historical facts, regarding CCBS’s industry, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The business combination parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the business combination parties. Important factors that could cause actual results or events to differ materially from the forward-looking statements, include among others: the number and percentage of Pantheon public stockholders voting against the business combination; changing principles of generally accepted accounting principles; outcomes of government reviews, inquiries, investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which Target is engaged; fluctuations in customer demand; management of rapid growth; changes in government policy; the increasing use of donated cord blood stem cells relative to privately stored cord blood stem cells in medical procedures; China’s overall economic conditions and local market economic conditions; Target’s ability to expand through strategic acquisitions; geopolitical events and regulatory changes. Further, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations or investments made by the combined company. Neither Pantheon nor CCBS assumes any obligation to update any forward-looking statements.

Item 1.01. Entry Into a Material Definitive Agreement

On November 3, 2008, an Agreement and Plan of Merger, Conversion and Share Exchange (the “merger agreement”) was entered into by and among Pantheon China Acquisition Corp., a corporation incorporated in the State of Delaware, USA (“Pantheon”), Pantheon Arizona Corp., a corporation incorporated in the State of Arizona, USA and a wholly-owned subsidiary of Pantheon (“Pantheon Arizona”), China Cord Blood Services Corporation, an exempted company incorporated in the Cayman Islands (“Target”), Golden Meditech Company Limited, an exempted company incorporated in the Cayman Islands (“GM”), and each shareholder of Target named in Schedule I thereto and indicated as a “selling shareholder” for the purposes of such merger agreement (each a “Selling Shareholder” and collectively the “Selling Shareholders”), which as of the date of the merger agreement held approximately 88% of the outstanding shares of Target.

Pantheon, Target and GM intend to continue to seek additional shareholders of Target to execute and deliver counterpart signature pages of the merger agreement. Such additional shareholders will be considered as Selling Shareholders for purposes of the merger agreement.

Redomestication to the Cayman Islands

Pursuant to the merger agreement, upon stockholder approval, Pantheon will complete a corporate reorganization that would result in holders of Pantheon securities holding securities in China Cord Blood Services Holdings Corporation (“Pantheon Cayman”), a Cayman Islands company rather than in Pantheon, a Delaware corporation. The reorganization involves two steps. First, Pantheon, the current Delaware corporation, will effect a short-form merger pursuant to Section 253 of the General Corporation Law of the State of Delaware in which it will merge with and into Pantheon Arizona, its wholly owned Arizona subsidiary, with Pantheon Arizona surviving the merger. Second, after the merger, Pantheon Arizona will become Pantheon Cayman, a Cayman Islands company, pursuant to a conversion and continuation procedure under Arizona and Cayman Islands law. The reorganization will change Pantheon’s place of incorporation from Delaware to the Cayman Islands. We refer to the entire two-step transaction as the “redomestication.”

The redomestication will result in all of Pantheon’s issued and outstanding shares of common stock immediately prior to the redomestication converting into ordinary shares of Pantheon Cayman, and all units, warrants and other rights to purchase Pantheon’s common stock immediately prior to the redomestication being exchanged for substantially equivalent securities of Pantheon Cayman. The shares of Pantheon Cayman will continue to be quoted on the OTC BB or such other public trading market on which its shares may be trading at such time. Pantheon will cease to exist and Pantheon Cayman will be the surviving corporation. In connection therewith, Pantheon Cayman will assume all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of Pantheon, including any and all agreements, covenants, duties and obligations of Pantheon set forth in the merger agreement.

Business Combination with Target; Acquisition Consideration

Immediately following the redomestication, Pantheon Cayman will acquire each issued and outstanding ordinary share of Target held by the Selling Shareholders in exchange for an aggregate of up to 57,851,240 ordinary shares, or a ratio of one ordinary share of Pantheon Cayman for approximately every 2.8 Target ordinary shares. We refer to this share exchange as the “business combination.” Upon consummation of the business combination, Pantheon Cayman will change its name to China Cord Blood Services Holdings Corporation. Immediately after the business combination, all stock options of China Stem Cells Holdings Limited, an exempted company incorporated in the Cayman Islands and wholly-owned subsidiary of Target (“CSC”), will be amended such that the options will become exercisable for ordinary shares of Pantheon Cayman and thereafter become substantially equivalent securities of Pantheon Cayman, with each option to purchase one share of CSC becoming an option to purchase 35.73314 Pantheon Cayman ordinary shares.

In addition, pursuant to an earn-out provision in the merger agreement, Pantheon Cayman has agreed to issue, over a period of three years, warrants exercisable for up to 9,000,000 ordinary shares of Pantheon Cayman (“earn-out warrants”) to Target’s senior management based on the percentage increase in the number of new subscribers during the relevant periods. Each warrant will be exercisable for one ordinary share of Pantheon Cayman at an exercise price equal to the lower of $5.00 and the market price on the date of issuance and have a term of five years.

Pursuant to the merger agreement, the redomestication will not be consummated unless the business combination is also approved. Similarly, the business combination will not take place unless the redomestication is also approved. Upon the consummation of the redomestication and the business combination, Pantheon Cayman will own at least 88% of the issued and outstanding ordinary shares of Target.

Representations and Warranties

In the merger agreement, the Selling Shareholders make certain representations and warranties (with certain exceptions) relating to, among other things: (a) title to shares; (b) proper corporate organization and similar corporate matters; (c) authorization, execution, delivery and enforceability of the merger agreement and other transaction documents; (d) absence of conflicts; (e) required consents and approvals; (f) accuracy of representations; and (g) transfer restrictions.

In the merger agreement, Target and GM (the “Warrantors”) make certain representations and warranties (with certain exceptions) relating to, among other things: (a) capital structure; (b) proper corporate organization and similar corporate matters; (c) authorization, execution, delivery and enforceability of the merger agreement and other transaction documents; (d) absence of conflicts; (e) required consents and approvals; (f) financial information and absence of undisclosed liabilities; (g) absence of certain changes or events; (h) absence of litigation; (i) licenses and permits; (j) title to properties; (k) ownership of intellectual property; (l) taxes; (m) employment matters; (n) transactions with affiliates and employees; (o) insurance coverage; (p) material contracts; (q) compliance with laws, including those relating to the PRC, foreign corrupt practices and money laundering; (r) brokers and finders; and (s) environmental matters.

In the merger agreement, Pantheon and Pantheon Arizona make certain representations and warranties (with certain exceptions) relating to, among other things: (a) capital structure; (b) proper corporate organization and similar corporate matters; (c) authorization, execution, delivery and enforceability of the merger agreement and other transaction documents; (d) absence of conflicts; (e) required consents and approvals; (f) SEC filings; (g) internal accounting controls; (h) absence of certain changes or events; (i) financial information and absence of undisclosed liabilities; (j) absence of litigation; (k) compliance with laws, including the Sarbanes-Oxley Act of 2002 and foreign corrupt practices and money laundering laws; (l) certain registration matters; (m) brokers and finders; (n) minute books; (o) approval by Pantheon’s board of directors; (p) quotation of securities on the OTC BB; (q) information with respect to the trust fund; (r) transactions with affiliates and employees; (s) material contracts; and (t) taxes.

Conduct Prior to Closing; Covenants

Pantheon and the Warrantors have each agreed to continue to operate their respective businesses in the ordinary course prior to the closing (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party.

The merger agreement also contains covenants of Pantheon, the Warrantors and the Selling Shareholders, including covenants providing for:

•
Pantheon and the Warrantors to use commercially reasonable efforts to obtain all necessary approvals from stockholders, governmental agencies and other third parties that are required for the consummation of the transactions contemplated by the merger agreement, subject to certain limitations;

•
the Warrantors to use their commercially reasonable efforts to deliver to Pantheon no later than December 31, 2008 the unaudited consolidated balance sheets as of June 30, 2008 and the related consolidated statements of income and statements of cash flows of Target for the period then ended;

•
Pantheon to prepare, file and mail a proxy statement/prospectus and to hold a stockholder meeting to approve the transactions contemplated by the merger agreement, and the Warrantors to use commercially reasonable efforts to provide any information required or appropriate for inclusion in the proxy statement/prospectus;

•
Pantheon to use commercially reasonable efforts to provide GM its audited consolidated financial statements prepared in accordance with International Financial Reporting Standards and for inclusion in the shareholders circular to be dispatched by GM in connection with the special meeting of its shareholders for the purposed of approving the transactions contemplated by the merger agreement;

•
GM, to the extent necessary, practicable and permitted under the applicable laws and after obtaining all relevant approvals from Target’s shareholders, to purchase, or procure the purchase of, Pantheon's common shares for the purpose of assisting in the successful completion of the proposed Transaction, provided that GM has no commitment as to the price and number of Pantheon’s common shares to be purchased under such covenant;

•
the Warrantors not to, directly or indirectly, solicit, encourage or enter into any negotiation or arrangement with any party that could reasonably be expected to lead to a proposal or offer for a stock purchase, asset acquisition, merger, consolidation or other business combination involving Target; and

•	each of the Warrantors and Selling Shareholders to waive all right, title, interest or claim of any kind against the Pantheon trust fund.

Conditions to Closing

General Conditions

Consummation of the merger agreement and the related transactions is conditioned on (a) the Pantheon board not having withdrawn its approval of the terms and conditions of the merger; (b) a majority of the Pantheon common stock approving the redomestication; and (c) a majority in interest of the Pantheon public common stock voting at the stockholders meeting approving the business combination, with holders of fewer than 20% of the Pantheon public common stock outstanding immediately on or before the stockholder meeting related to such vote properly exercising their rights to have their public shares converted into a pro rata share of the funds available in the trust account in accordance with Pantheon’s Certificate of Incorporation.

Warrantors’ Conditions to Closing

The obligations of the Warrantors to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•
the representations and warranties of the Pantheon shall be true on and as of the closing date of the merger agreement except where failure to be so true and correct has not had, or would not reasonably be expected to have, a material adverse effect on Pantheon, and Pantheon has complied with all required covenants in the merger agreement in all material respects;

•	there shall have been no material adverse effect with respect to Pantheon since June 30, 2008;

•	the receipt of necessary consents and approvals by government authorities and the completion of necessary proceedings;

•	the Warrantors shall have received a legal opinion, which is customary for transactions of this nature, from counsel to Pantheon;

•
Pantheon shall have filed with the SEC the definitive proxy statement in connection with the stockholders meeting to be called and held for the purpose of voting on the adoption and approval of, among other things, the merger agreement and the transactions contemplated thereby and mailed it to Pantheon’s stockholders;

•
Pantheon shall have maintained its status as a company whose common stock and warrants are quoted on the OTC BB and no reason shall exist as to why such status shall not continue immediately following the closing in relation to the quotation of the securities of Pantheon Cayman;

•	no formal or informal SEC investigation or proceeding shall have been initiated by the SEC against any of the Warrantors or any of their officers or directors; and

•
GM shall have received all necessary approvals for the consummation of the transactions contemplated by the merger agreement (including with respect to related spin-off and the termination of its option plan) from its shareholders in accordance with the Hong Kong Stock Exchange Listing Rules.

Pantheon’s Conditions to Closing

The obligations of Pantheon to consummate the transactions contemplated by the merger agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

•
the representations and warranties of the Warrantors shall be true on and as of the closing date of the merger agreement except where failure to be so true and correct has not had, or would not reasonably be excepted to have, a material adverse effect on the Warrantors, and each of the Warrantors has complied with all required covenants in the merger agreement in all material respects;

•	there shall have been no material adverse effect with respect to Target since March 31, 2008;

•	Pantheon shall have received a legal opinion, which is customary for transactions of this nature, from counsel to Target; and

•	no formal or informal SEC investigation or proceeding shall have been initiated by the SEC against any of the Pantheon parties or any of their officers or directors.

If permitted under applicable law, either Pantheon or Target may waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement and may waive compliance with any agreements or conditions for the benefit of itself or such party contained in the merger agreement. However, the condition requiring that the holders of fewer than 20% of the shares of Pantheon public common stock affirmatively vote against the business combination and demand conversion of their public shares into cash may not be waived.

Additional Agreements and Covenants

Board Composition
Effective the closing date, the board of directors of Pantheon Cayman will consist of between five and seven members. The members will include Albert Chen and Ting Zheng of CCBS, Mark Chen of Pantheon, and additional directors to be selected and nominated by Target such that a majority of the board will consist of independent non-executive directors, of which one will have U.S. GAAP experience. Simultaneously therewith, all other current directors of Pantheon shall resign as directors of the Pantheon Board.

Termination

The merger agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to Pantheon’s stockholders, by:

•	mutual written consent of the parties to the merger agreement;

•
either Pantheon or the Warrantors, if the closing has not occurred by (a) December 14, 2008, (b) another date which has been approved by the stockholders of Pantheon, or (c) such other date as may be mutually agreed to;

•
the Warrantors, if there has been a breach by the Pantheon parties of any representation, warranty, covenant or agreement contained in the merger agreement which has prevented the satisfaction of the conditions to the obligations of the Warrantors at the closing under the merger agreement and the violation or breach has not been waived by the Warrantors or cured by Pantheon within ten business days after written notice from the Warrantors;

•
Pantheon, if there has been a breach by the Warrantors of any representation, warranty, covenant or agreement contained in the merger agreement which has prevented the satisfaction of the conditions to the obligations of Pantheon at the closing under the merger agreement and such violation or breach has not been waived by Pantheon or cured by the Warrantors within ten business days after written notice from Pantheon;

•
the Warrantors, if the Pantheon board of directors fails to recommend or withdraws or modifies in a manner adverse to the Warrantors its approval or recommendation of the merger agreement and the transactions contemplated under the merger agreement; and

•
either Pantheon or the Warrantors, if the redomestication and the business combination are not approved, or if holders of 20% or more of Pantheon’s public common stock exercise their right to convert their public common stock into cash from the trust account.

Effect of Termination

In the event of termination and abandonment by either Pantheon or the Warrantors, except as set forth below, all further obligations of the parties shall terminate, no party shall have any right against the other party, and each party shall bear its own costs and expenses.

Indemnification

Indemnification by the Warrantors and Selling Shareholders.

The Warrantors have agreed, jointly and severally, to indemnify Pantheon from any damages arising from: (a) any breach of any representation or warranty made by the Warrantors; or (b) any breach by the Warrantors of their covenants or obligations to be performed at or prior to the closing.

The Selling Shareholders have agreed, severally but not jointly, to indemnify Pantheon from any damages arising from: (a) any breach of any representation or warranty made by such Selling Shareholder; or (b) any breach by such Selling Shareholder of its covenants or obligations to be performed at or prior to the closing.

Pantheon has agreed to indemnify the Warrantors and the Selling Shareholders from any damages arising from any breach of any representation or warranty made by Pantheon.

Limitations on Indemnity.

The Pantheon indemnified parties will not be entitled to indemnification unless the aggregate amount of damages to such parties exceeds $5.0 million. Further, with limited exceptions, the aggregate amount of damages payable by the indemnifying party to the indemnified party will not exceed $17.0 million.

The foregoing summary of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement, which is filed as an exhibit hereto, which is incorporated by reference in this report.

Item 3.02 Unregistered Sales of Equity Securities.

Upon the closing of the business combination, up to 57,851,240 ordinary shares of Pantheon Cayman will be issued as consideration for up to 100% equity interests in Target held by the Selling Shareholders, and stock options of CSC will be amended such that they become options to purchase up to 3,573,314 ordinary shares of Pantheon Cayman. In addition, Pantheon Cayman has agreed to issue, over a period of three years following the closing, earn-out warrants exercisable for up to 9,000,000 ordinary shares of Pantheon Cayman to Target’s senior management based on the percentage increase in the number of new subscribers during the relevant periods. The securities of Pantheon Cayman to be issued to the Selling Shareholders, holders of stock options of CSC, and Target’s senior management will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from the registration requirements as provided in Section 4(2) of the Securities Act and Section 506 of Regulation D promulgated thereunder or the safe harbor from registration provided by Regulation S promulgated under the Securities Act.

(d) Exhibits.

10.1 Agreement and Plan of Merger, Conversion and Share Exchange

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2008	PANTHEON CHINA ACQUISITION CORPORATION

	By:	/s/ Mark D. Chen
Mark D. Chen
Chairman, Chief Executive Officer and President

(d) Exhibits.

10.1 Agreement and Plan of Merger, Conversion and Share Exchange